SUMMARY OF ESSENTIAL INFORMATION
AS OF DECEMBER 31, 1998

SIZE OF OFFERING
-------------------------------------------

Aggregate Value of Securities......  $238,949.00
Number of Units....................       25,000

PRICE
-------------------------------------------

Public Offering Price Per Unit
  (including sales charge).....          $9.6375
Minimum Purchase: $1,000
Public Offering Price Per 100
  Units (including sales
  charge)......................          $963.75

RECORD DATES
-------------------------------------------

April 1, 1999, July 1, 1999, October 1, 1999 and
  March 1, 2000

DISTRIBUTION DATES
-------------------------------------------

April 15, 1999, July 15, 1999, October 15, 1999
  and on or about March 8, 2000

TERMINATION DATE
------------------------------------------------
March 1, 2000

SALES CHARGE
------------------------------------------------
The sales charge is 2.90% of the Public Offering Price of which $20 per 100 Units is deferred. The deferred sales charge generally is paid from the proceeds of securities sold each month commencing March 31, 1999 ($2.50 per 100 Units per month for 8 months). Volume discounts begin on orders of $25,000 or more.
------------------------------------------------

TRUSTEE                      SPONSOR
The Bank of New York         Dean Witter Reynolds Inc.
101 Barclay Street           2 World Trade Center
New York, New York 10286     New York, New York 10048

--------------------------

    MORGAN STANLEY DEAN WITTER IS A SERVICE MARK OF MORGAN STANLEY DEAN WITTER & CO.

INVEST IN THE 10 HIGHEST YIELDING STOCKS IN THE DOW JONES
INDUSTRIAL AVERAGE-TM-*

SELECT EQUITY TRUSTS

Achieving financial success in today's dynamic markets depends on SELECTING the right investment strategy. As new opportunities emerge, sparked by changing business trends, market strategies must be geared to capitalize on them. Because such opportunities may not be easily identified by individual investors, Morgan Stanley Dean Witter has developed the SELECT 10 INDUSTRIAL PORTFOLIO 99-1. It is specifically designed for investors seeking income and above-average growth potential.

PORTFOLIO SELECTION

The Select 10 Industrial Portfolio consists of the 10 common stocks in the Dow Jones Industrial Average having the highest dividend yield (as of December 31, 1998).

RISKS

The Trust is an unmanaged, fixed portfolio, and changes in relative dividend yields will not cause changes to the Trust's portfolio. Risks of investing in common stocks such as the Trust's securities include price volatility resulting from factors affecting particular common stock and the equity markets in general. The Trust helps reduce risk because an investment is divided among 10 stocks from various industry groups. It would be difficult for the average investor to achieve a comparable level of diversification, without making a substantial capital commitment or incurring odd lot charges. See the Prospectus for more complete information concerning risks.

SHORT-TERM LIFE

The Trust will terminate in approximately one year. The portfolio will then either be liquidated or distributed to unitholders in-kind at their election. You may, of course, sell or redeem your Units prior to the Trust's termination. Although the Trust is a one year investment, the strategy is long term. Investors should consider reinvesting in successive trusts, for example, for at least three to five years, to take advantage of the long term strategy.

REINVESTMENT OPTION

Investors may elect to have distributions automatically reinvested in additional units of the Trust subject to the then remaining deferred sales charge.

NO TURNOVER

The Trust typically has no turnover during its life. Unitholders know exactly where their money is invested. Managed investment portfolios may have very high turnover rates over a one-year period.

EASY LIQUIDITY

All or a portion of your Units may be liquidated at any time, based on net asset value (including deduction for any unpaid deferred sales charge). The price you receive will reflect market conditions and could be more or less than the price originally paid. Investors may at termination choose to receive their share of the Trust's actual underlying securities.

SUITED FOR RETIREMENT ACCOUNTS

This Trust may be an attractive investment vehicle for a self-directed IRA or self-employed retirement plan ("Keogh plan"). Unless held in an IRA or other tax-deferred vehicle there may be current tax consequences associated with an investment in this type of unit investment trust. As an income- and growth-oriented investment it may be a suitable complement to help achieve overall portfolio diversification.

NO MARKET TIMING

The Select 10 Industrial Portfolio leaves "emotional trading" behind by focusing and buying a quality portfolio of blue-chip stocks with high dividend yields. Due to the Trust's "buy and hold" strategy, an investor's money is generally invested at all times. Managed investment vehicles buy and sell securities and may have a sizable percentage of assets in cash.

ROLLOVER OPTION

Investors, in connection with the Trust's termination, may elect to roll over their investment into units of a new series, if offered, subject only to the deferred sales charge.

DEAN WITTER DIRECT INVEST-SM-

DIRECT INVEST is an automatic investment program that can help individuals invest for their future, now. Morgan Stanley Dean Witter created DIRECT INVEST because preparing for the future, such as financing a college education, a down payment on a new house, or retirement, can be difficult. Through DIRECT INVEST, regular deductions from a checking or savings account or Morgan Stanley Dean Witter Active Assets-Registered Trademark- Accounts are used to purchase units of the MORGAN STANLEY DEAN WITTER SELECT 10 INDUSTRIAL PORTFOLIO without writing any checks! The program has the additional benefits of allowing investors to choose their own investment schedule, either once a month, twice a month or quarterly, and also to create a purchase rate that fits into their budget. Direct Invest does not assure a profit and does not protect against loss in declining markets.

------------------------------
*Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. which has not participated in any way in the creation of the Trust or in the selection of the stocks in the portfolio and has not approved any information included in this brochure or in the Trust's prospectus.

FOR A COPY OF THE PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND RISKS, CONTACT YOUR FINANCIAL ADVISOR. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

HISTORICAL PERFORMANCE

The following table shows the actual performance of (i) all of the stocks in the Dow Jones Industrial Average-TM- (DJIA) and (ii) a hypothetical investment in approximately equal values of the ten stocks comprising the Select 10 Strategy (but not any trust) for each year indicated.

                                                SELECT 10
             YEAR                   DJIA         STRATEGY
         ENDED 12/31            TOTAL RETURN   TOTAL RETURN
------------------------------  ------------   ------------
               1974               -23.14%         -3.94%
               1975                44.40%         54.73%
               1976                22.72%         33.31%
               1977               -12.71%         -4.06%
               1978                 2.69%         -2.21%
               1979                10.52%         10.89%
               1980                21.41%         25.62%
               1981                -3.40%          5.35%
               1982                25.79%         24.38%
               1983                25.68%         37.59%
               1984                 1.06%          3.82%
               1985                32.78%         27.73%
               1986                26.91%         33.70%
               1987                 6.02%          3.88%
               1988                15.95%         22.79%
               1989                31.71%         23.41%
               1990                -0.57%         -9.91%
               1991                23.93%         33.25%
               1992                 7.35%          5.80%
               1993                16.74%         24.96%
               1994                 4.95%          1.94%
               1995                36.49%         34.74%
               1996                28.57%         25.95%
               1997                24.75%         19.38%
               1998                18.01%          8.34%
              -----             ------------   ------------
    Average annual return,
          1974-1998                14.40%         16.58%

Returns shown represent price changes plus dividend returns and do not reflect commissions incurred in buying and selling portfolio securities or taxes. Only the Select 10 Strategy figures reflect Trust sales charges (the full sales charge in the first year; reduced rollover sales charges thereafter), estimated expenses and quarterly reinvestment of dividends. These returns are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. The actual returns of a particular trust or purchase of units of a trust will vary from hypothetical strategy returns due to, among other things, timing differences and the fact that an actual trust has sales charges, expenses and commissions. As indicated in the above table, the Select 10 Strategy underperformed a hypothetical investment in all of the stocks in the DJIA in certain years and there can be no assurance that the Trust will outperform a hypothetical investment in all of the stocks in the DJIA over the life of the Trust.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed or sold, may be worth more or less than their original cost.

#37271

SCHEDULE OF PORTFOLIO SECURITIES

MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST SELECT 10 INDUSTRIAL PORTFOLIO
99-1
ON DATE OF DEPOSIT, DECEMBER 31, 1998

                                                CURRENT                  PROPORTIONATE     PERCENTAGE OF
                                                ANNUAL                   RELATIONSHIP        AGGREGATE      PRICE PER
PORTFOLIO                                    DIVIDEND PER    NUMBER OF  BETWEEN NO. OF    MARKET VALUE OF   SHARE TO
NO.  NAME OF ISSUER                            SHARE(1)       SHARES        SHARES             TRUST          TRUST
---- --------------------------------------- -------------   ---------  ---------------   ---------------   ---------
 1.  Caterpillar                                 $  1.20          512        13.73%              9.86%      $46.0000
 2.  Chevron                                        2.44          292         7.83              10.14        82.9375
 3.  DuPont (E.I.) de Nemours & Co.                 1.40          433        11.61               9.62        53.0625
 4.  Eastman Kodak Co.                              1.76          338         9.07              10.18        72.0000
 5.  Exxon Corp.                                    1.64          330         8.85              10.10        73.1250
 6.  General Motors Corp.                           2.00          340         9.12              10.18        71.5625
 7.  Goodyear Tire and Rubber Co.                   1.20          481        12.90              10.15        50.4375
 8.  Minnesota Mining and Manufacturing Co.         2.20          328         8.80               9.76        71.1250
 9.  Morgan (J.P.) & Co., Incorporated              3.96          228         6.12              10.02       105.0625
10.  Philip Morris Cos., Inc.                       1.76          446        11.96               9.99        53.5000
                                                             ---------
                                                                3,728
                                                             ---------
                                                             ---------

--------------------------
(1) Based on the latest quarterly or semiannual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to the dividend listed above.

[logo]

SELECT 10
INDUSTRIAL PORTFOLIO
99-1

(A UNIT INVESTMENT TRUST)

-INCOME AND ABOVE-AVERAGE
 GROWTH POTENTIAL

- DIVERSIFICATION

- EASY LIQUIDITY

- REINVESTMENT

- ROLLOVER OPTION

- DEAN WITTER DIRECT INVEST-SM-

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE UNITS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

MORGAN STANLEY DEAN WITTER